EXHIBIT 32

Certification

Pursuant to 18 U.S.C. Section 1350

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of ESCO Technologies Inc. (the “Company”) on Form 10-K for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Victor L. Richey, Chairman, President and Chief Executive Officer of the Company, and Gary E. Muenster, Executive Vice President and Chief Financial Officer of the Company, certify, to the best of our knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 30, 2020

/s/ Victor L. Richey
Victor L. Richey
Chairman, President and Chief Executive Officer

/s/ Gary E. Muenster
Gary E. Muenster
Executive Vice President and Chief Financial Officer